CARBONITE 2016 FIRST QUARTER FINANCIAL RESULTS May 3, 2016

EMILY WALT Director, Investor Relations

SAFE HARBOR STATEMENT These slides and the accompanying oral presentation contain "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent the Company's views as of the date they were first made based on the current intent, belief or expectations, estimates, forecasts, assumptions and projections of the Company and members of our management team. Words such as "expect," "anticipate," "should," "believe," "hope," "target," "project," "goals," "estimate," "potential," "predict," "may," "will," "might," "could," "intend," variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Those statements include, but are not limited to, statements regarding guidance on our future financial results and other projections or measures of future performance, the expected future results of the acquisition of EVault, including revenues and growth rates; the Company’s ability to successfully integrate EVault’s business; and the Company’s expectations regarding its future performance. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond the Company's control. The Company's actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including, but not limited to, the Company's ability to profitably attract new customers and retain existing customers, including the customers of EVault, the Company's dependence on the market for cloud backup services, the Company's ability to manage growth, and changes in economic or regulatory conditions or other trends affecting the Internet and the information technology industry. These and other important risk factors are discussed under the heading "Risk Factors" in our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 filed with the Securities and Exchange Commission, which is available on www.sec.gov. Except as required by law, we do not undertake any obligation to update our forward-looking statements to reflect future events, new information or circumstances. This presentation contains non-GAAP financial measures including, but not limited to, non-GAAP Revenue, non-GAAP Gross Margin, non-GAAP EPS and Free Cash Flow. A reconciliation to GAAP can be found in the financial schedules included in our most recent earnings press release which can be found on Carbonite’s website, investors.carbonite.com, in the Company’s filings or with the SEC at www.sec.gov. 3

MOHAMAD ALI President & CEO

ANTHONY FOLGER CFO & Treasurer

carbonite.com $23.8 $22.6 $21.7 $21.6 $22.9 $13.1 $13.1 $12.5 $15.8 $29.4 $36.9 $35.7 $34.2 $37.4 $52.3 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 Q115 Q215 Q315 Q415 Q116 Consumer SMB Q116 BOOKINGS 6 Q116 Growth Y/Y Total Bookings $52.3M 42% SMB $29.4M 124% Consumer $22.9M (3%) Source: SEC filings SMB 56% of Total Bookings

BOOKINGS: SMB DRIVING GROWTH, CONSUMER DRIVING CASH



SMB

Cloud Backup and DRaaS

SMB Bookings	$29.4M
SMB Subscription Bookings	$24.3M
Margin Profile	80%+



Consumer

Cloud Backup

Consumer Bookings	$22.9M
Cash Contribution	~$4.0M
Margin Profile	Mid-60%

SaaS Subscription Model Key to Long-Term Strategy

carbonite.com

CARBONITE

carbonite.com Q116 NON-GAAP REVENUE 8 $33.0 $34.0 $34.6 $35.1 $48.7 $0.0 $20.0 $40.0 $60.0 Q115 Q215 Q315 Q415 Q116 Q116 Growth Y/Y Total Revenue $48.7M 47% Source: SEC filings For a full reconciliation of GAAP to non-GAAP, please see the Appendix.

carbonite.com Q116 Non-GAAP GROSS MARGINS 9 71.1% 72.6% 73.2% 75.3% 71.9% 50.0% 60.0% 70.0% 80.0% Q115 Q215 Q315 Q415 Q116 For a full reconciliation of GAAP to non-GAAP, please see the Appendix. Q116 Growth Y/Y Non-GAAP Gross Margin 71.9% 80 bps Source: SEC filings

carbonite.com Q116 TOTAL CASH AND FREE CASH FLOW 10 $2.6 $3.2 $1.4 $7.1 ($0.5) ($8.0) ($4.0) $0.0 $4.0 $8.0 Q115 Q215 Q315 Q415 Q116 Free Cash Flow For a full reconciliation of GAAP to non-GAAP, please see the Appendix Numbers may not foot due to rounding. Q116 Total Cash and Investments $42M Total Stock Repurchases $3.2M Source: SEC filings

11 carbonite.com 2016 BUSINESS OUTLOOK Second Quarter and Full Year Non-GAAP Expectations Q216 Non-GAAP Revenue $42.5 - $47.5M Non-GAAP EPS $0.01 - $0.05 2016 SMB Bookings $102.5M - $112.5M Consumer Bookings Y/Y Growth (10%) – 0% Non-GAAP Revenue $177.5M - $192.5M Non-GAAP EPS $0.31 - $0.35 Non-GAAP Gross Margin 69.0% - 71.0% Free Cash Flow $9.0M - $13.0M

MOHAMAD ALI President & CEO

carbonite.com 13 Source: Gartner, Forrester CAPABILITIES: CAPITALIZE ON GROWING MARKETS • Companies using cloud-based backup and disaster recovery will DOUBLE to 24% by 2017 • DRaaS market is expected to grow at a 30% CAGR by 2018

14 carbonite.com Q1 Completed milestones  Closed European portion of EVault transaction  Completed three-year audit of EVault’s financials Q2 Expected Milestones  Select data center consolidations  Refresh pricing and packaging of EVault subscription offering INTEGRATION UPDATE COST Drive operational synergies

15 carbonite.com 2016 GOALS Product Repositioning to Drive Productivity • Carbonite brand is purpose-built for smaller businesses • EVault brand is more sophisticated for mid-size businesses Strengthen Relationships with EVault Alliances, MSPs • Strategic alliances valuable partners • MSPs new market for Carbonite CUSTOMERS Bring new capabilities to customers PARTNERS Improve GTM through Channel Partners

16 carbonite.com TRENDS IN CLOUD BACKUP AND DISASTER RECOVERY: RANSOMWARE The Ransomware threat is real • 6,000,000+ ransomware viruses in existence • $325M+ in damages in 2015 • Backing up with Carbonite is a proven defense • Carbonite helped over 5000 customers recover from ransomware in last 12 months Sources: McAfee Labs, Cyber Threat Security Alliance, Carbonite Ransomware Variants Q4 2015 Q4 2014 2M+ 6M+

TRENDS IN CLOUD BACKUP AND DISASTER RECOVERY: DRaaS

EVault from Carbonite

AGENTS

Windows
Linux
IBM AIX
VMware
Hyper-V
Oracle
HP-UX
Sun Solaris
IBM iSeries

VAULTS

Secure Data Centers
Encrypted Data
Best practice retention (30/11)
Optimized Performance
SSAE 16 Compliant
24/7 Operations

PORTAL

Manage & Monitor
Backup Heath
Troubleshoot Problems
Reporting

Evault Cloud Backup brings comprehensive DRaaS solutions to SMB customers

carbonite.com 17 CARBONITE

18 carbonite.com Q116 RESULTS SUCCESSFULLY ALIGNED WITH 2016 GOALS PARTNERS Improve GTM through Channel Partners CUSTOMERS Bring new capabilities to customers COST Drive operational synergies

THANK YOU

APPENDIX

DEFINITION OF Non-GAAP MEASURES Bookings: Represent the aggregate dollar value of customer subscriptions received during a period and are calculated as revenue recognized during a particular period plus the change in total deferred revenue, excluding deferred revenue recorded in connection with acquisitions, net of foreign exchange during the same period. Non-GAAP revenue: Excludes the impact of purchase accounting adjustments for the acquisition of EVault. Non-GAAP gross margin: Excludes the impact of purchase accounting adjustments, amortization expense on intangible assets, stock-based compensation expense, and acquisition-related expense. Non-GAAP net income (loss) and non-GAAP net income (loss) per share: Excludes the impact of purchase accounting adjustments, amortization expense on intangible assets, stock-based compensation expense, litigation-related expense, restructuring-related expense, acquisition-related expense, hostile takeover-related expense, and CEO transition expense. Non-GAAP operating expense: Excludes amortization expense on intangible assets, stock-based compensation expense, litigation related expense, restructuring-related expense, acquisition-related expense, hostile takeover-related expense, and CEO transition expense. Free cash flow: Calculated by subtracting the cash paid for the purchase of property and equipment and adding the payments related to corporate headquarter relocation, acquisition-related payments, hostile takeover-related payments, CEO transition payments, restructuring-related payments, litigation-related payments and the cash portion of the lease exit charge from net cash provided by operating activities.